SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 15, 2002

Commission File No. 000-22741

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1976308 (I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. (Address or principal executive office)	20006 (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Item 2	Acquisition and Disposition of Assets

On August 16, 2002, we purchased five commercial office buildings located in Alexandria, Virginia (together referred to as “Canal Center”) from Beacon Capital Strategic Partners, L.P. (“Beacon Capital Partners”), an unrelated party, for $141.5 million, including $78.0 million of cash and $63.5 million of assumed debt. The purchase price was the result of an arm’s length negotiation between Beacon Capital Partners and us. The acquisition of the five buildings was part of a §1031 tax-free exchange. We sold three buildings in Dallas, Texas (together referred to as “Commons at Las Colinas”) for approximately $119.6 million in cash on August 15, 2002 to Wells Operating Partnership, L.P., an unrelated party.

The Canal Center buildings are approximately 15 years old, located adjacent to each other on the banks of the Potomac River and have unobstructed views of the river. The buildings contain an aggregate of approximately 589,000 leaseable square feet, and at the date of acquisition, were leased to a mix of 53 government and private organizations. At the date of acquisition, space in the Canal Center buildings was 92.0% leased, slightly higher than the market occupancy of 90.7%. The rental rates in the buildings ranged from approximately $29.00 to $31.50 per square foot, which approximates the market rental rates for comparable space of $27 to $32 per square foot. Although the buildings are 15 years old, they have been maintained in good condition and we do not anticipate any unusual costs related to upgrades or other capital expenditures or repairs and maintenance. After inquiry, we were not aware of any material factors relating to the properties other than those described above.

We estimate that annual cash from operations associated with the Canal Center Properties will be approximately $13.3 million and taxable income to our partners will be approximately $6.0 million. This assumes no significant changes in vacancy levels of the building as a result of tenant defaults and a constant level of property working capital.

Item 7	Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report:

a)	Financial statements of real estate operations acquired specified by Rule 3-14 of Regulation S-X. See Index to Financial Statements and Pro Forma Financial Information (page F-1).

b)	Pro forma financial information required pursuant to Article 11 of Regulation S-X. See Index to Financial Statements and Pro Forma Financial Information (page F-1).

c)	Exhibits:

23.1	Consent of KPMG LLP

2

INDEX TO FINANCIAL STATEMENTS AND

PRO FORMA FINANCIAL INFORMATION

Except as discussed below, the following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission.

The Combined Statement of Revenues and Certain Expenses of the Canal Center Properties covers the year ended August 15, 2002, rather than the year ended December 31, 2001. We were unable to prepare a combined statement of revenues and certain expenses for the year ended December 31, 2001, because the properties were acquired by Beacon Capital Partners from several other owners during 2001 and financial information of the previous owners was not available to us. We were able to prepare a combined statement of revenues and certain expenses for the year prior to our acquisition from information provided by Beacon Capital Partners and, accordingly, we are filing that statement with this Form 8-K. As permitted by Rule 3-14, we are providing an audited combined statement for only one year as the acquisition transaction was not with a related party and we, after reasonable inquiry, are not aware of any material factors related to the properties not otherwise disclosed that would cause the reported financial information not to be necessarily indicative of future operating results, except as to interest expense related to certain mortgage debt assumed and as to related depreciation. A discussion of material factors we considered in assessing the properties is included in Item 2.

The unaudited pro forma condensed consolidated statements of continuing operations are based on our consolidated financial statements and the Combined Statement of Revenues and Certain Expenses of the Canal Center Properties described above, adjusted to give effect to the acquisition. We believe that it is appropriate to use the information in the Combined Statement of Revenues and Certain Expenses of the Canal Center Properties for the year ended August 15, 2002 in the pro forma condensed consolidated statement of continuing operations for the year ended December 31, 2001, because we believe that the operating results of the properties for the periods were highly comparable given their consistent occupancy levels. These statements are provided to reflect how our statements of operations for the year ended December 31, 2001 and the six months ended June 30, 2002 might have appeared if the disposition of Commons at Las Colinas and the acquisition of the Canal Center Properties had been consummated at the beginning of the respective periods. The unaudited pro forma condensed consolidated statements of continuing operations are not necessarily indicative of our results of operations that would have occurred if the disposition and acquisition transactions had occurred at the beginning of the periods presented, nor are they necessarily indicative of our future results of operations. No pro forma consolidated balance sheet has been included because these transactions were reflected in our December 31, 2002 audited balance sheet which is included in our Form 10-K for the year ended December 31, 2002.

These unaudited pro forma condensed financial statements should be read in conjunction with our audited consolidated financial statements included in our Form 10-K for the years ended December 31, 2002 and 2001 and our unaudited consolidated financial statements included in our Form 10-Q for the six months ended June 30, 2002. The unaudited pro forma adjustments are based upon this financial information and certain other assumptions included in the notes to the unaudited pro forma condensed consolidated statements of continuing operations.

Canal Center Properties
Independent Auditors’ Report	F-3
Combined Statement of Revenues and Certain Operating Expenses for the Year Ended August 15, 2002	F-4
Notes to Combined Statement of Revenues and Certain Operating Expenses	F-5 to F-6
CarrAmerica Realty, L.P. and Subsidiary
Pro Forma Condensed Consolidated Statement of Continuing Operations for the Year Ended December 31, 2001 (Unaudited)	F-7
Pro Forma Condensed Consolidated Statement of Continuing Operations for the Six Months Ended June 30, 2002 (Unaudited)	F-8
Notes to Pro Forma Condensed Consolidated Statements of Continuing Operations	F-9

CANAL CENTER PROPERTIES

Combined Statement of Revenues

and Certain Expenses

Year Ended August 15, 2002

(With Independent Auditors’ Report thereon)

Independent Auditors’ Report

The Partners

CarrAmerica Realty, L.P.:

We have audited the accompanying combined statement of revenues and certain expenses of the Canal Center Properties, as defined in note 1, for the year ended August 15, 2002. This combined financial statement is the responsibility of management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As described in note 2, the accompanying combined statement of revenues and certain expenses excludes certain expenses that would not be comparable with those resulting from the proposed future operations of the Canal Center Properties. The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not intended to be a complete presentation of the Canal Center Properties’ revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses (described in note 2) of the Canal Center Properties for the year ended August 15, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/    KPMG LLP

June 1, 2003

CANAL CENTER PROPERTIES

Combined Statement of Revenues and Certain Expenses

Year Ended August 15, 2002

Revenues:
Minimum base rents	$16,064,546
Recoveries from tenants	841,839
Parking and other tenant charges	1,463,359
Other	1,038,339

19,408,083
Certain expenses:
Management	734,899
Payroll	532,840
Utilities	1,090,625
Operating services	997,212
Repairs and maintenance	274,677
Real estate taxes	1,295,902
Insurance and professional fees	290,698
Common area expenses	855,176
Other expenses	67,932

6,139,961

Revenues in excess of certain expenses	$13,268,122

See accompanying notes to combined statement of revenues and certain expenses.

CANAL CENTER PROPERTIES

Notes to Combined Statement of Revenues and Certain Expenses

Year Ended August 15, 2002

(1)	Background

Effective August 16, 2002, CarrAmerica Realty, L.P. purchased five commercial office buildings located in Alexandria, Virginia, (together referred to as “Canal Center Properties”) from Beacon Capital Strategic Partners, L.P. (“Beacon”), an unrelated party.

(2)	Summary of Significant Accounting Policies and Other Matters

(a)	Basis of Presentation

The accompanying combined statement of revenues and certain expenses of the Canal Center Properties has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of the properties, have been excluded. Expenses excluded consist of mortgage interest and depreciation and amortization.

(b)	Revenue Recognition

Minimum base rental revenues under tenant leases are recognized on a straight-line basis over the terms of the related leases. Revenues for recoveries from tenants of real estate taxes, insurance and other costs are recognized in the period in which the related expenses are incurred.

Lease termination fees are recognized on the termination date. Lease termination fees for the year were approximately $1,000,000 and are reflected in other revenues in the combined statement of revenues and certain expenses

(c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)	Lease Agreements

The commercial office buildings contain a total of approximately 589,000 rentable square feet of office, retail, and storage space. As of August 15, 2002, approximately 89% of this space is under lease. The lease terms for space in the commercial office buildings range from 1 to 21 years.

CANAL CENTER PROPERTIES

Notes to Combined Statement of Revenues and Certain Expenses

Year Ended August 15, 2002

The following table summarizes future minimum rental receipts and the percentage of expiring leases by square footage under noncancelable operating leases as of August 15, 2002:

2002	$5,304,480	2%
2003	13,566,242	11%
2004	12,663,581	7%
2005	12,024,155	6%
2006	11,427,414	3%
Thereafter	32,401,901	71%

	$87,387,773	100%

The leases also provide for additional rents based on increases in the Consumer Price Index and increases in operating expenses.

(4)	Management Fees

The properties were managed by a subsidiary of Beacon for a fee equal to three percent of “gross revenues,” as defined in the management agreement. In addition, the manager was reimbursed for personnel and other on-site management costs.

(5)	Common Area Expenses

Common area expenses include landscaping, security, utilities, and management costs related to the operation of space utilized by all of the Canal Center Properties.

CarrAmerica Realty, L.P. and Subsidiary

Pro Forma Condensed Consolidated Statement of Continuing Operations

for the Year Ended December 31, 2001

(Amounts in thousands)	Year Ended December 31, 2001	Buildings Sold—Commons at Las Colinas		Buildings Acquired—Canal Center Properties		Pro Forma Adjustments		Pro Forma Year Ended December 31, 2001
Revenues:
Minimum base rent	$87,160	$(12,839	) 1	$16,065	2	$—		$90,386
Recoveries from tenants	13,124	(21	) 1	842	2	—		13,945
Other tenant charges	2,821	—		1,463	2	—		4,284
Other revenue	972	—		1,038	2	—		2,010

Total operating revenue	104,077	(12,860)		19,408		—		110,625
Operating expenses:
Property expenses:
Operating expenses	24,316	(111	) 1	4,844	2	—		29,049
Real estate taxes	7,691	—		1,296	2	—		8,987
Interest expense	19,185	—		—		3,156	3	19,791
						(2,550	) 4
General and administrative	7,978	—		—		—		7,978
Depreciation and amortization	30,180	(5,541	) 1	—		4,349	5	28,988

Total operating expenses	89,350	(5,652)		6,140		4,955		94,793

Real estate operating income	14,727	(7,208)		13,268		(4,955)		15,832
Other income:
Interest income	1,580	—		—		—		1,580
Equity in earnings of unconsolidated entities	3,653	—		—		—		3,653

Total other income	5,233	—		—		—		5,233

Income from continuing operations before loss on sale of assets and other provisions, net	19,960	(7,208)		13,268		(4,955)		21,065
Loss on sale of assets and other provisions, net	(7,435)	—		—		—		(7,435)

Income from continuing operations	$12,525	$(7,208)		$13,268		$(4,955)		$13,630

See accompanying notes to pro forma condensed consolidated statements of continuing operations.

CarrAmerica Realty, L.P. and Subsidiary

Pro Forma Condensed Consolidated Statement of Continuing Operations

for the Six Months Ended June 30, 2002

	Six Months Ended June 30, 2002	Buildings Sold – Commons at Las Colinas		Buildings Acquired – Canal Center Properties		Pro Forma Adjustments		Pro Forma Six Months Ended June 30, 2002
(Amounts in thousands)
Revenues:
Minimum base rent	$42,442	$(6,234	) 1	$7,916	2	$—		$44,124
Recoveries from tenants	7,019	(21	) 1	325	2	—		7,323
Other tenant charges	1,130	—		713	2	—		1,843
Other revenue	445	—		969	2	—		1,414

Total operating revenue	51,036	(6,255)		9,923		—		54,704
Operating expenses:
Property expenses:
Operating expenses	11,269	(64	) 1	2,396	2	—		13,601
Real estate taxes	4,737	—		650	2	—		5,387
Interest expense	7,931	—		—		984	3	8,023
						(892	) 4
General and administrative	2,460	—		—		—		2,460
Depreciation and amortization	15,261	(2,765	) 1	—		2,175	5	14,671

Total operating expenses	41,658	(2,829)		3,046		2,267		44,142

Real estate operating income	9,378	(3,426)		6,877		(2,267)		10,562
Other income:
Interest income	410	—		—		—		410
Equity in earnings of unconsolidated entities	2,019	—		—		—		2,019

Total other income	2,429	—		—		—		2,429

Income from continuing operations before loss on sale of assets and other provisions, net	11,807	(3,426)		6,877		(2,267)		12,991
Loss on sale of assets and other provisions, net	(1,009)	—		—		—		(1,009)

Income from continuing operations	$10,798	$(3,426)		$6,877		$(2,267)		$11,982

See accompanying notes to pro forma condensed consolidated statements of continuing operations.

CarrAmerica Realty, L.P. and Subsidiary

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF CONTINUING OPERATIONS

1.	Eliminate revenues, property operating expenses, real estate taxes and depreciation for the Commons at Las Colinas.

2.	Record revenues, property operating expenses and real estate taxes for Canal Center Properties.

3.	Record interest expense on $63.5 million of assumed variable interest debt (LIBOR plus 1.25%) at effective rates of approximately 4.97% and 3.10% for the year ended December 31, 2001 and six months ended June 30, 2002, respectively. A 10% change in LIBOR would change interest expense approximately $236,000.

4.	Eliminate interest expense associated with debt paid down with net proceeds ($41.0 million) of the disposition and acquisition transactions

5.	Record estimated depreciation expense for the Canal Center Properties based upon our accounting policies.

6.	The pro forma condensed consolidated statements of continuing operations do not include a gain of approximately $19.1 million recognized on the sale of the Commons at Las Colinas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2003

CARRAMERICA REALTY L.P.

By:	/s/ KURT A. HEISTER
Kurt A. Heister Controller and Treasurer (on behalf of the registrant and as the registrant’s principal financial officer)